Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3574 – PremierSolutions Standard
HV-4899 – PremierSolutions New Jersey Institutions of Higher Education
HV-5244 – PremierSolutions Standard (Series II)
HV-5776 – PremierSolutions Cornerstone
HV-5795 – PremierSolutions Standard (Series A)
HV-6775 – PremierSolutions Cornerstone (Series II)
HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated June 10, 2026 to Prospectuses dated May 1, 2026

This supplement amends name information, effective August 1, 2026, for the PIMCO Total Return ESG Fund in the above-referenced product Prospectuses.

Accordingly, effective August 1, 2026, prior information for the PIMCO Total Return ESG Fund – Administrative Class in the “Appendix A – General Account Options and Underlying Funds” section of the Prospectuses will be updated as follows (all other information in the “Appendix A – General Account Options and Underlying Funds” section of the Prospectuses will remain unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG and Bond Fund - Administrative Class (Effective 8/1/2026, PIMCO Total Return ESG Fund is renamed PIMCO Total Return ESG and Bond Fund)	1.70%	8.28%	-0.63%	1.94%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-4